SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 4, 2009

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Restated Financial Statements to reflect a Change in Accounting Principle.

Unless otherwise specified or the context otherwise indicates, all references to the words “Triumph Group,” “we,” “us,” “our,” and “Company” refer to Triumph Group, Inc. and all entities included in our consolidated financial statements. This Form 8-K amends the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009.

On April 1, 2009, we retroactively adopted Financial Accounting Standards Board (“FASB”) Staff Position (“FSP”) No. Accounting Principles Board (“APB”) 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Settlement) (“FSP APB 14-1”). FSP APB 14-1 clarifies that convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) are not addressed by paragraph 12 of APB Opinion No. 14, Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants. Additionally, FSP APB 14-1 specifies that issuers of such instruments should separately account for liability and equity components in a manner that will reflect the entity’s nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. FSP APB 14-1 is required to be applied retrospectively to all periods presented. Accordingly, the Company has amended and restated its consolidated financial statements as of and for the fiscal years ended March 31, 2009, 2008 and 2007. This will permit the Company to incorporate these financial statements in future Securities and Exchange Commission (“SEC”) filings. This Form 8-K is being filed to give effect to such amendments and restatements by amending and restating the following sections of the Company’s Annual Report on Form 10-K, which amendments and restatements are included as exhibits to, and included in, this Current Report on Form 8-K:

•      Item 6. Selected Financial Data

•      Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•      Item 8. Financial Statements and Supplementary Data (including Notes to Consolidated Financial Statements)

No other information in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009 is being amended by this Form 8-K.

No other modifications or updates to the disclosures contained herein have been made in this Current Report on Form 8-K for events that occurred after May 22, 2009, the date of filing our Annual Report on Form 10-K for the fiscal year ended March 31, 2009, with the Securities and Exchange Commission.  The information in this Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 10-K, including any amendments to those filings.

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Item 6. Selected Financial Data (adjusted to reflect the retrospective application of FSP APB 14-1).

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FSP APB 14-1).

99.3	Item 8. Financial Statements (adjusted to reflect the retrospective application of FSP APB 14-1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2009		TRIUMPH GROUP, INC.

	By:	/s/ M. DAVID KORNBLATT
M. David Kornblatt
Executive Vice President, Chief Financial Officer and Treasurer

TRIUMPH GROUP, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Item 6. Selected Financial Data (adjusted to reflect the retrospective application of FSP APB 14-1).

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FSP APB 14-1).

99.3	Item 8. Financial Statements (adjusted to reflect the retrospective application of FSP APB 14-1).